UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
June 12, 2006

STATE NATIONAL BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	000-51548 (Commission File Number)	75-2641879 (IRS Employer Identification No.)
4500 Mercantile Plaza Drive
Suite 300
Fort Worth, Texas 76137
(Address of principal executive offices) (Zip Code)
(817) 547-1150
(Registrant’s telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
Entry Into Agreement and Plan of Merger
     On June 12, 2006, State National Bancshares, Inc., a Texas corporation (“SNBI”), the parent company of State National Bank, Fort Worth, Texas, and Banco Bilbao Vizcaya Argentaria, S.A., a bank organized under the laws of Spain (“BBVA”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which, among other things, BBVA will acquire all of the issued and outstanding shares of capital stock of SNBI and all of the outstanding and unexercised options of SNBI by virtue of the merger of a wholly-owned subsidiary of BBVA (the “Merger Sub”), with and into SNBI, with SNBI as the surviving corporation (the “Merger”). A copy of the Merger Agreement is included with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated by reference herein. A copy of the press release announcing the execution of the Merger Agreement is also attached to this report as Exhibit 99.1.
     Under the terms and subject to the conditions of the Merger Agreement, which has been approved by the Board of Directors of SNBI and the appropriate corporate body of BBVA, at the effective time of the Merger (the “Effective Time”), all of the outstanding common stock of SNBI will be cancelled in exchange for $38.50 per share. All of the outstanding and unexercised options to acquire shares of common stock of SNBI will be cancelled at the Effective Time in exchange for an amount in cash per outstanding and unexercised option equal to the difference between (i) the mean between the highest and lowest selling prices quoted on The Nasdaq National Market for a share of SNBI’s common stock on the last trading day prior to the Effective Time and (ii) the per share exercise price of the stock option.
     The Merger Agreement contains representations, warranties and covenants of SNBI and BBVA. In addition, SNBI has agreed (i) to conduct its businesses in the ordinary course during the period between the execution of the Merger Agreement and consummation of the Merger and (ii) not to engage in certain kinds of transactions during such period without the consent of BBVA. The board of directors of SNBI has adopted a resolution recommending the approval and adoption of the Merger Agreement by SNBI’s shareholders, and has agreed to hold a shareholder meeting to put these matters before SNBI’s shareholders for their consideration. SNBI has further agreed not to (i) solicit proposals relating to alternative business combination transactions or (ii) subject to certain exceptions, enter into discussions or negotiations or provide confidential information in connection with any proposals for alternative business combination transactions.
     Consummation of the Merger is subject to various conditions, including (i) requisite approvals of the holders of SNBI common stock and (ii) receipt of regulatory approvals. In addition, each party’s obligation to consummate the Merger is subject to certain other conditions, including (i) the other party’s representations and warranties in the Merger Agreement being true and correct at the Effective Time, subject to the materiality standards contained in the Merger Agreement, (ii) material compliance of the other party with its covenants and (iii) the absence of any law or order prohibiting the consummation of the Merger.

     The Merger Agreement contains certain termination rights for both SNBI and BBVA, and further provides that, upon termination of the Merger Agreement under specified circumstances, SNBI may be required to pay BBVA a termination fee of $19.2 million.
     In connection with the Merger Agreement, certain shareholders of SNBI entered into a voting agreement with BBVA (the “Voting Agreement”) pursuant to which such shareholders agreed to vote in favor of the Merger and against any alternative business combination transaction.
     Other than in respect of the Merger Agreement and the Voting Agreement, there is no material relationship between SNBI or its affiliates and BBVA or its affiliates.
Entry Into Employment Agreements
     In connection with the Merger described above, SNBI entered into Employment Agreements, dated June 12, 2006, with each of Tom C. Nichols, Chairman, President and Chief Executive Officer of SNBI, Don E. Cosby, Executive Vice President and Chief Financial Officer of SNBI, and F. James Volk, Senior Vice President and Regional President of SNBI, each setting forth the terms of their respective employment with SNBI following completion of the Merger which in the cause of Messrs. Nichols and Cosby will supersede their current employment agreements.
     Tom C. Nichols Employment Agreement. Mr. Nichols’ Employment Agreement provides for his continued employment as Chief Executive Officer of SNBI for a period of one year following consummation of the Merger at an annual base salary of $350,000. Under the terms of the Employment Agreement, Mr. Nichols will also be entitled to an annual bonus of $150,000 payable at the end of the employment term, and a transaction completion bonus in the amount of $1,500,000 payable upon consummation of the Merger.
     During his employment and for a period of three years following the effective date of the Merger, Mr. Nichols has agreed that he will not (i) serve as an agent or consultant to, or become a partner, member, principal, or stockholder (other than a holder of less than 5% of the outstanding voting shares of any publicly held company) of any person that competes or has a reasonable potential for competing with SNBI or any of its subsidiaries, anywhere in Texas or New Mexico during the first two years following the Effective Time of the Merger, and thereafter anywhere in Texas or New Mexico where SNBI conducts business as of the closing of the Merger; (ii) solicit for employment, employ or otherwise interfere with the relationship of SNBI or any of its affiliates with any person who is or was during the previous six month period employed by or otherwise engaged to perform services for SNBI at any time during the period that Mr. Nichols was employed by SNBI; or (iii) solicit or otherwise attempt to establish any business relationship of any nature with any person that was a customer of SNBI during the period that Mr. Nichols was employed by SNBI. As consideration for the non-competition and non-solicitation covenants described above, SNBI will make a payment in the aggregate amount of $1.0 million to Mr. Nichols, half of which will be paid on the second anniversary of the closing of the Merger, with the remainder being paid on the third anniversary of the closing date.

     The foregoing description of the terms of Mr. Nichols’ Employment Agreement is qualified in its entirety by reference to the Employment Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.
     Don E. Cosby Employment Agreement. Mr. Cosby’s Employment Agreement provides for his continued employment as Chief Financial Officer of SNBI for a period of one year following consummation of the Merger at an annual base salary of $250,000. Under the terms of the Employment Agreement, Mr. Cosby will also be entitled to an annual bonus of $100,000 payable at the end of the employment term, and a transaction completion bonus in the amount of $1,125,000 payable upon consummation of the Merger.
     During his employment and for a period of two years following the effective date of the Merger, Mr. Cosby has agreed that he will not (i) solicit for employment, employ or otherwise interfere with the relationship of SNBI or any of its affiliates with any person who is or was during the previous six month period employed by or otherwise engaged to perform services for SNBI at any time during the period that Mr. Cosby was employed by SNBI; or (iii) solicit or otherwise attempt to establish any business relationship of any nature with any person that was a customer of SNBI during the period that Mr. Cosby was employed by SNBI. As consideration for the non-solicitation covenants described above, SNBI will make a payment in the aggregate amount of $350,000 to Mr. Cosby, half of which will be paid on the eighteenth month anniversary of the closing of the Merger, with the remainder being paid on the second anniversary of the closing date.
     The foregoing description of the terms of Mr. Cosby’s Employment Agreement is qualified in its entirety by reference to the Employment Agreement, which is attached hereto as Exhibit 10.2 and incorporated herein by reference.
     F. James Volk Employment Agreement. Mr. Volk’s Employment Agreement provides for his continued employment as Senior Vice President and Regional President of SNBI for a period of one year following consummation of the Merger at an annual base salary of $225,000. Under the terms of the Employment Agreement, Mr. Volk may elect to extend the term of his employment for an additional two years. Mr. Volk will also be eligible to receive an annual bonus of $78,750 based on achievement of 100% of the annual performance objectives and a maximum annual bonus of up to $157,500 based on performance in excess of such performance objectives. Finally, Mr. Volk will be eligible to receive an aggregate retention bonus of $300,000 payable in three equal installments on the first, second and third anniversaries of the closing of the Merger, subject to his continued employment, and will be eligible to participate in a long term incentive bonus program to be established following consummation of the Merger.
     During his employment and for the period ending on the later of the third anniversary of the closing of the Merger or the second anniversary of the date of Mr. Volk’s termination, Mr. Volk will not (i) serve as an agent or consultant to, or become a partner, member, principal, or stockholder (other than a holder of less than 5% of the outstanding voting shares of any publicly held company) of any person that competes or has a reasonable potential for competing with SNBI or any of its subsidiaries, anywhere in Texas or New Mexico during the first two years following the Effective Time of the Merger, and thereafter anywhere in Texas or New Mexico where SNBI conducts business as of the closing of the Merger; (ii) solicit for employment, employ or otherwise interfere with the relationship of SNBI or any of its affiliates with any person who is or was during the previous six month period employed by or otherwise engaged to perform services for SNBI at any time during the period that Mr. Volk was employed by SNBI; or (iii) solicit or otherwise attempt to establish any business relationship of a nature with any person that was a customer of SNBI during the period that Mr. Volk was employed by SNBI. As consideration for the non-competition and non-solicitation covenants described above, SNBI will make a payment in the aggregate amount of $450,000 to Mr. Volk, half of which will be paid on the first anniversary of the closing of the Merger, with the remainder being paid on the second anniversary of the closing date.
     The foregoing description of the terms of Mr. Volk’s Employment Agreement is qualified in its entirety by reference to the Employment Agreement, which is attached hereto as Exhibit 10.3 and incorporated herein by reference.
Entry Into Tax Gross Up Agreements
     In connection with the Merger described above, SNBI entered into Tax Gross Up Agreements, dated June 12, 2006, with each of Tom C. Nichols, Chairman, President and Chief Executive Officer of SNBI, Don E. Cosby, Executive Vice President and Chief Financial Officer of SNBI, and F. James Volk, Senior Vice President and Regional President of SNBI, providing for the payment of an income tax gross up payment in connection with the exercise of stock options. Provided that a sufficient number of options are exercised to preclude the imposition of any excise tax under Section 280G of the Internal Revenue Code of 1986, as amended, the gross up payment to Mr. Nichols will be $1,923,077, the gross up payment to Mr. Cosby will be $536,923, and the gross up payment to Mr. Volk will be $280,000.
     The foregoing descriptions of the terms of the Tax Gross Up Agreements are qualified in their entirety by reference to the Tax Gross Up Agreements, which are attached hereto as Exhibit 10.4, Exhibit 10.5 and Exhibit 10.6 and incorporated herein by reference.
Cautionary Statements
     The above description of the Merger Agreement is a summary and does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement filed as Exhibit 2.1 hereto. The Merger Agreement has been included to provide information regarding the terms of the proposed acquisition. It is not intended to provide any other factual information about SNBI. Such information can be found in the other public filings SNBI makes with the Securities and Exchange Commission, which are available without charge at www.sec.gov.
     The Merger Agreement contains representations and warranties the parties made to each other. The assertions embodied in those representations and warranties by SNBI and BBVA are qualified by information in the confidential disclosure schedules attached to the Merger Agreement. While SNBI does not believe that these schedules contain information securities laws require it to publicly disclose other than information that has already been so disclosed, the disclosure schedules do contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the attached Merger Agreement. Accordingly, the representations and warranties should not be relied on as characterizations of the actual state of facts, since they may be modified in important part by the underlying disclosure schedules.
     This Current Report on Form 8-K is being made in respect of a proposed merger transaction involving SNBI and BBVA. In connection with the transaction, SNBI will file with the SEC a proxy statement on Schedule 14A and other documents concerning the proposed transaction as soon as practicable. Before making any voting or investment decision, shareholders are urged to read these documents carefully and in their entirety when they become available because they will contain important information about the proposed transaction.
     The final proxy statement will be mailed to shareholders of SNBI. In addition, the proxy statement and other documents will be available free of charge at the SEC’s Internet Web site, www.sec.gov. When available, the proxy statement and other pertinent documents also may be obtained for free at SNBI’s web site, www.statenationalbank.com, or by contacting Don E. Cosby, Executive Vice President and Chief Financial Officer, at telephone number (817) 831-2211.
     SNBI and its directors and officers and other members of management and employees may be deemed to be participants in the solicitation of proxies with respect to the proposed transactions. Information regarding SNBI’s directors and executive officers is detailed in its proxy statement and annual report on Form 10-K, previously filed with the SEC, and the proxy statement relating to the proposed transactions, when it becomes available.
Forward-Looking Statements
     This filing contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Act of 1995. These include statements as to the benefits of the Merger, including future financial and operating results, cost savings, enhanced revenues and the accretion/dilution to reported earnings that may be realized from the Merger as well as other statements of expectations regarding the Merger and any other statements regarding future results or expectations. These statements involve risks and uncertainties that may cause results to differ materially from those set forth in these statements. SNBI cautions readers that results and events subject to forward-looking statements could differ materially due to the following factors, among others: the ability to obtain required governmental and stockholder approvals; the ability to complete the Merger within the expected timeframe; possible changes in economic and business conditions; the existence or exacerbation of general geopolitical instability and uncertainty; possible changes in monetary and fiscal policies, laws and regulations; and other risks and factors identified in SNBI’s filings with the SEC. SNBI does not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(c)	Exhibits
2.1	Agreement and Plan of Merger, dated as of June 12, 2006, by and between Banco Bilbao Vizcaya Argentaria, S.A. and State National Bancshares, Inc.

10.1	Employment Agreement for Tom C. Nichols, dated as of June 12, 2006, with State National Bancshares, Inc.

10.2	Employment Agreement for Don E. Cosby, dated as of June 12, 2006, with State National Bancshares, Inc.

10.3	Employment Agreement for F. James Volk, dated as of June 12, 2006, with State National Bancshares, Inc.

10.4	Tax Gross Up Agreement for Tom C. Nichols, dated as of June 12, 2006, with State National Bancshares, Inc.

10.5	Tax Gross Up Agreement for Don E. Cosby, dated as of June 12, 2006, with State National Bancshares, Inc.

10.6	Tax Gross Up Agreement for F. James Volk, dated as of June 12, 2006, with State National Bancshares, Inc.

99.1	Joint Press release of State National Bancshares, Inc. and Banco Bilbao Vizcaya Argentaria, S.A., dated June 12, 2006, announcing the signing of a definitive agreement.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE NATIONAL BANCSHARES, INC.
Date: June 16, 2006	By:	/s/ Don E. Cosby
Don E. Cosby, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of June 12, 2006, by and between Banco Bilbao Vizcaya Argentaria, S.A. and State National Bancshares, Inc.

10.1	Employment Agreement for Tom C. Nichols, dated as of June 12, 2006, with State National Bancshares, Inc.

10.2	Employment Agreement for Don E. Cosby, dated as of June 12, 2006, with State National Bancshares, Inc.

10.3	Employment Agreement for F. James Volk, dated as of June 12, 2006, with State National Bancshares, Inc.

10.4	Tax Gross Up Agreement for Tom C. Nichols, dated as of June 12, 2006, with State National Bancshares, Inc.

10.5	Tax Gross Up Agreement for Don E. Cosby, dated as of June 12, 2006, with State National Bancshares, Inc.

10.6	Tax Gross Up Agreement for F. James Volk, dated as of June 12, 2006, with State National Bancshares, Inc.

99.1	Joint Press release of State National Bancshares, Inc. and Banco Bilbao Vizcaya Argentaria, S.A., dated June 12, 2006, announcing the signing of a definitive agreement.